Advanced Series Trust

The Prudential Series Fund

Supplement dated July 2, 2009 to Prospectuses dated May 1, 2009

This Supplement sets forth certain changes to the Prospectuses of Advanced Series Trust (the Trust) and The Prudential Series Fund (the Fund), each dated May 1, 2009 (each, a Prospectus). The Portfolios discussed in this Supplement may not be available under your variable annuity contract or variable life insurance policy. For more information about the Portfolios available under your variable annuity contract or variable life insurance policy, please refer to your variable insurance product prospectus. The following should be read in conjunction with the relevant Prospectus and should be retained for future reference

.I.               Proposed Fund Reorganizations

The Boards of Trustees of the Trust and the Fund recently approved the fund reorganizations described below.

Target Fund	Acquiring Fund
SP Conservative Asset Allocation Portfolio of The Prudential Series Fund*	AST Preservation Asset Allocation Portfolio of Advanced Series Trust
Diversified Conservative Growth Portfolio of The Prudential Series Fund*	AST Preservation Asset Allocation Portfolio of Advanced Series Trust
SP Aggressive Growth Asset Allocation Portfolio of The Prudential Series Fund	AST Aggressive Asset Allocation Portfolio of Advanced Series Trust
SP Balanced Asset Allocation Portfolio of The Prudential Series Fund	AST Balanced Asset Allocation Portfolio of Advanced Series Trust
SP PIMCO Total Return Portfolio of The Prudential Series Fund	AST PIMCO Total Return Bond Portfolio of Advanced Series Trust
AST Focus Four Plus Portfolio of Advanced Series Trust	AST First Trust Capital Appreciation Portfolio of Advanced Series Trust

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* All disclosure in the Fund’s Prospectus relating to the proposed reorganization of the Diversified Conservative Growth Portfolio into the SP Conservative Asset Allocation Portfolio is hereby deleted in its entirety. The Boards of Trustees of the Trust and the Fund recently approved separate proposals that the Diversified Conservative Growth Portfolio be reorganized into the AST Preservation Asset Allocation Portfolio and that the SP Conservative Asset Allocation Portfolio be reorganized into the AST Preservation Asset Allocation Portfolio.

Pursuant to these proposals, the assets and liabilities of each Target Fund would be exchanged for shares of the corresponding Acquiring Fund and beneficial shareholders of a Target Fund would become beneficial shareholders of the corresponding Acquiring Fund. No sales charges would be imposed in connection with any of the reorganizations. The Acquiring Fund shares to be received by Target Fund shareholders in a reorganization will be equal in value to the Target Fund shares beneficially held by such shareholders immediately prior to the reorganization. The completion of each reorganization transaction is subject to approval by the beneficial shareholders of the relevant Target Fund and the satisfaction of certain customary closing conditions, including the receipt of an opinion of special tax counsel to the effect that the relevant reorganization transaction will not result in any adverse federal income tax consequences to the Acquiring Fund, the Target Fund, or their respective beneficial shareholders.

Shareholder approval of one reorganization is not contingent upon shareholder approval of any other reorganization. The completion of one reorganization is not contingent upon the completion of any other reorganization.

It is anticipated that proxy statements/prospectuses relating to these transactions will be mailed to Target Fund shareholders during August or September of 2009 and that the special meetings of Target Fund shareholders will be held during October of 2009. Assuming receipt of the required shareholder approvals and satisfaction of the relevant closing conditions for the reorganization transactions, it is expected that the reorganization transactions would be completed during November or December of 2009.

ASTSUP1

PSFSUP1